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                          SECURITIES AND EXCHANGE COMMISSION

                                WASHINGTON, D.C. 20549


                                ----------------------

                                       FORM 8-K
                                ----------------------


                          PURSUANT TO SECTION 13 OR 15(d) OF
                         THE SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported) March 21, 1997
                                                 -------------------

                                  ARGOSY GAMING COMPANY
              ------------------------------------------------------------
                (Exact name of registrant as specified in its charter)


         DELAWARE                      0-21122                  37-1304247
    -------------------           ----------------         ------------------
(State or other jurisdiction      (Commission              (IRS Employer
    of incorporation)                  File Number)        Identification No.)


         219 PIASA STREET, ALTON, IL  62002                     62002
-----------------------------------------------       ----------------------
    (Address of Principal Executive Offices)                 (Zip Code)


Registrant's telephone number, including area code    (618) 474-7500
                                                 ---------------------------

                                  No Change
    ------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


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                                ARGOSY GAMING COMPANY


    The purpose of this Current Report is to file certain financial information regarding the Registrant (Argosy Gaming Company) and its subsidiaries. Such financial information is set forth in the exhibits to this Current Report.


ITEM 5:  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
         INFORMATION AND EXHIBITS
         ----------------------------------------------------------------------
         (c)  EXHIBITS

  23.1   Consent of Independent Auditors

  27     Financial Data Schedule

  99 Argosy Gaming Company and Subsidiary Companies - Certain Financial Information as of and for the Year Ended December 31, 1996:

         -    Consolidated Balance Sheets

         -    Consolidated Statements of Operations

         -    Consolidated Statements of Cash Flows

         -    Consolidated Statements of Stockholders' Equity

         -    Notes to Consolidated Financial Statements

         -    Report of Independent Auditors

         -    Management's Discussion and Analysis of Financial
              Condition and Results of Operations



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                                ARGOSY GAMING COMPANY
                                      SIGNATURES



    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                      ARGOSY GAMING
COMPANY
                                                      (Registrant)


Dated:  March 21, 1997
                                                 /s/ Joseph G. Uram
                             Joseph G. Uram
                                                 Executive Vice President
                                                 Chief Financial Officer
                                                 (Principal Accounting Officer)


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                                    EXHIBIT INDEX
                                    -------------

                                                                     EXHIBIT
                                                                     -------
Consent of Independent Auditors                                        23.1

Financial Data Schedule                                                27

Argosy Gaming Company and Subsidiary Companies                         99
    - Certain Financial Information as of and for the Year Ended December 31, 1996

         -    Consolidated Balance Sheets
         -    Consolidated Statements of Operations
         -    Consolidated Statements of Cash Flows
         -    Consolidated Statements of Stockholders' Equity
         -    Notes to Consolidated Financial Statements
         -    Report of Independent Auditors
         -    Management's Discussion and Analysis of
              Financial Condition and Results of Operations



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